PaineWebber
Money Market Fund

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                                   PROSPECTUS

                                 JUNE 30, 1999

                      ------------------------------------

This prospectus offers Class A, Class B and Class C shares of PaineWebber Money Market Fund solely through exchange for shares of the corresponding class of other PaineWebber funds.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.





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                         PaineWebber Money Market Fund

                                    Contents
                                    THE FUND

------------------------------------------------------------------------------------------------
What every investor                                   3  Money Market Fund
should know about                                     6  More About Risks and Investment
the fund                                                 Strategies
                                        YOUR INVESTMENT

------------------------------------------------------------------------------------------------
Information for                                       8  Managing Your Fund Account
managing your fund                                       -- Flexible Pricing
account                                                  -- Buying Shares
                                                         -- Selling Shares
                                                         -- Exchanging Shares
                                                         -- Pricing and Valuation
                                     ADDITIONAL INFORMATION

------------------------------------------------------------------------------------------------

Additional important                                 13  Management
information about                                    13  Dividends and Taxes
the fund                                             14  Financial Highlights

------------------------------------------------------------------------------------------------
Where to learn                                           Back Cover
more about PaineWebber
mutual funds

                         The fund is not a complete or
                          balanced investment program.

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                         PaineWebber Money Market Fund

                  PaineWebber Money Market Fund
             INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund. It seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments. Money market instruments are short-term debt obligations and similar securities. These investments include:

commercial paper and other short-term obligations of corporations, partnerships, trusts and other entities

U.S. government securities

certificates of deposit and other bank obligations

repurchase agreements

investment company securities

Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.

The fund may invest in foreign money market instruments, but only if they are denominated in U.S. dollars.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Money market instruments generally have a low risk of loss, but they are not risk free. The fund is subject to credit risk, which is that issuers may fail, or become less able, to make payments when due. The fund also is subject to interest rate risk. When short-term interest rates rise, the value of the fund's investments generally will fall, and its yield will tend to lag behind prevailing rates.

More information about these and other risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.' In particular, see the following headings:

 Credit Risk

 Interest Rate Risk

 Foreign Securities Risk

Information on the fund's recent holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering those reports).

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                         PaineWebber Money Market Fund

                                   PERFORMANCE
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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class B shares because they have the longest performance history of any class of fund shares. The bar chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

PAINEWEBBER MONEY MARKET FUND  -- TOTAL RETURN ON CLASS B SHARES

Year             Percentages
----             -----------
1989               8.12%
1990               6.98%
1991               4.61%
1992               1.80%
1993               1.13%
1994               2.81%
1995               4.29%
1996               3.60%
1997               3.82%
1998               3.83%

Calendar year-to-date total return as of March 31, 1999  -- 0.82%
Best quarter during years shown: 4th quarter, 1989  -- 2.31%
Worst quarter during years shown: 3rd quarter, 1993  -- 0.22%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

CLASS                                                        CLASS A       CLASS B*      CLASS C
(INCEPTION DATE)                                             (7/1/91)      (9/26/86)     (7/14/92)
                                                             ---------     ---------     ---------
One Year                                                     4.35%         (1.17)%       2.86%
Five Years                                                   4.71%         3.32%         3.65%
Ten Years                                                     N/A          3.79%          N/A
Life of Class                                                3.96%         4.22%         3.10%

------------
*   Reflects conversion of Class B shares to Class A after six years.

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                         PaineWebber Money Market Fund

                             EXPENSES AND FEE TABLES
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FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                                                        CLASS A    CLASS B    CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)               None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as a % of offering price)         None          5%         1%
Exchange Fee                                                                              None       None       None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                                                        CLASS A    CLASS B    CLASS C
Management Fees                                                                           0.50%      0.50%      0.50%
Distribution and/or Service (12b-1) Fees                                                  0.25       0.75       0.75
Other Expenses                                                                            0.42       0.48       0.45
                                                                                         -----      -----      -----
Total Annual Fund Operating Expenses                                                      1.17%      1.73%      1.70%
                                                                                         -----      -----      -----
                                                                                         -----      -----      -----

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                     ------    -------    -------    --------

Class A...........................................................    $119      $ 372     $   644     $1,420
Class B (assuming sales of all shares at end of period)...........     676        845       1,139      1,758
Class B (assuming no sales of shares).............................     176        545         939      1,758
Class C (assuming sales of all shares at end of period)...........     273        536         923      2,009
Class C (assuming no sales of shares).............................     173        536         923      2,009

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                         PaineWebber Money Market Fund

                               MORE ABOUT RISKS
                           AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Credit Risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. In addition, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income will tend to fall more slowly.

Foreign Securities Risk. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISKS

Year 2000 Risk. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from other service providers that they are taking similar steps.

Similarly, the issuers whose money market instruments are bought by the fund and the trading systems used by the fund could be adversely affected by this issue. The ability of an issuer or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund.

ADDITIONAL INVESTMENT STRATEGIES

Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. In addition, Mitchell Hutchins may employ a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the composition and

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                         PaineWebber Money Market Fund

the weighted average maturity of the portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may seek to improve the fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

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                         PaineWebber Money Market Fund

                                Your Investment
                           MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING

The fund offers three classes of shares -- Class A, Class B and Class C -- solely through exchange for shares of the corresponding class of other PaineWebber funds. No front-end sales charge is imposed when fund shares are acquired through an exchange, and no contingent deferred sales charge is imposed when shares of another PaineWebber fund are exchanged for the fund's shares.

The fund and the other PaineWebber funds that use the Flexible Pricing system have adopted plans under rule 12b-1 for their Class A, Class B and Class C shares that allow each fund to pay service fees for services provided to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of a fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares of the fund have no front-end sales charge because they are acquired through an exchange for Class A shares of another PaineWebber fund. Class A shares of other PaineWebber funds generally have a front-end sales charge that is included in their offering price and is not invested in a fund. Class A shares of the fund pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

You may have to pay a 1% contingent deferred sales charge when you sell Class A shares of the fund if:

The front-end sales charge was waived for the Class A shares you exchanged for fund shares because your initial purchase was $1 million or more and

You sell your Class A shares of the fund within one year of the initial purchase date for the Class A shares that you later exchanged for fund shares.

This deferred sales charge would be 1% of the lesser of the offering price of the Class A shares initially purchased or the net asset value of the Class A shares of the fund at the time of sale. We will not impose the deferred sales charge on Class A shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class A shares under the Systematic Withdrawal Plan.

Note: If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you initially purchase Class B shares of a PaineWebber fund, we invest 100% of your purchase, and no deferred sales charge is imposed when you exchange those shares for

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                         PaineWebber Money Market Fund

Class B shares of the fund. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

The fund's Class B shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years after the initial purchase date for the original Class B shares that you later exchanged for fund shares, they will automatically convert to Class A shares of the fund. Class A shares have lower ongoing expenses.

You will pay a deferred sales charge if you sell Class B shares before the end of six years (four years for fund shares acquired in certain exchanges for Class B shares of PaineWebber Low Duration U.S. Government Income Fund). We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares initially purchased or the net asset value of the Class B shares of the fund at the time of sale by the percentage shown below:

SALES OF FUND SHARES ACQUIRED THROUGH AN EXCHANGE FOR SHARES OF PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

                                 PERCENTAGE BY WHICH THE
IF YOU SELL                      SHARES' NET ASSET
SHARES WITHIN:                   VALUE IS MULTIPLIED:
------------------------------   -----------------------
1st year since purchase                3%
2nd year since purchase                2
3rd year since purchase                2
4th year since purchase                1
5th year since purchase               None

The above schedule applies only if the exchanged shares would have been subject to the same lower deferred sales charge schedule if you sold them rather than exchanging them for Class B shares of the fund.

SALES OF FUND SHARES ACQUIRED THROUGH AN EXCHANGE FOR SHARES OF ANY OTHER PAINEWEBBER FUND

                                 PERCENTAGE BY WHICH THE
IF YOU SELL                      SHARES' NET ASSET
SHARES WITHIN:                   VALUE IS MULTIPLIED:
------------------------------   -----------------------
1st year since purchase                5%
2nd year since purchase                4
3rd year since purchase                3
4th year since purchase                2
5th year since purchase                2
6th year since purchase                1
7th year since purchase               None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

First, Class B shares representing reinvested dividends, and

Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

You participate in the Systematic Withdrawal Plan;

You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

You receive a tax-free return of an excess IRA contribution;

You receive a tax-qualified retirement plan distribution following retirement;
  or

The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship.

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                         PaineWebber Money Market Fund

Note: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you initially purchase Class C shares of a PaineWebber fund, we invest 100% of your purchase in that fund's shares.

The fund's Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you initially purchased the Class C shares that you later exchanged for fund shares. The deferred sales charge will be either 0.75% or 1.00%, depending on the deferred sales charge that would have applied to the initially purchased Class C shares. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% or 1.00% (as applicable) by the lesser of the net asset value of the Class C shares initially purchased or the net asset value of the Class C shares of the fund at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

Note: If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares by asking your Financial Advisor to exchange shares of another PaineWebber fund for shares of the corresponding class of the fund. Otherwise, you may acquire fund shares by writing to the funds' transfer agent, PFPC Inc., and requesting an exchange of shares of another PaineWebber fund for shares of the corresponding class of the fund. You must make your exchange request to the transfer agent in writing and include:

Your name and address;

The name of the fund and class of shares you are selling to purchase shares of Money Market Fund;

Your account number;

How much you are exchanging (by dollar amount or by number of shares to be sold); and

A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The transfer agent and the funds will not

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                         PaineWebber Money Market Fund

  accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you wish to invest in other PaineWebber funds, you can do so by:

Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

Obtaining an application from the transfer agent by calling 1-800-647-1568 and mailing the completed application with a check to: PFPC Inc., Attn:
  PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899; or

Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

You may exchange shares of another PaineWebber fund for shares of Money Market Fund only after the purchase has settled and the other fund has received your payment.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:

To open an account............................   None
To add to an account..........................   None

The fund may impose minimum investment requirements at any time.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class B.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

 Your name and address;

 The fund's name;

 The fund account number;

 The dollar amount or number of shares you want to sell; and

 A guarantee of each registered owner's signature. (See 'Buying Shares' for information on obtaining a signature guarantee).

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

Within three business days after receipt of the request, sales proceeds (less any applicable contingent deferred sales charge) will be paid by check or credited to the shareholder's brokerage account at the election of the shareholder.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

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                         PaineWebber Money Market Fund

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other PaineWebber funds.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you initially purchased the exchanged shares to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

PaineWebber Clients If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your PaineWebber Financial Advisor.

Other Investors If you are not a PaineWebber client, you may exchange your shares by writing to the fund's transfer agent. You must include:

 Your name and address;

 The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 Your account number;

 How much you are exchanging (by dollar amount or by number of shares to be sold); and

 A guarantee of your signature. (See 'Buying Shares' for information on obtaining a signature guarantee.)

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

The fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00, although this value is not guaranteed.

The fund calculates net asset value on days that the New York Stock Exchange
(NYSE) is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a deferred sales charge may apply when you sell Class B or Class C shares.

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                         ------------------------------
                         PaineWebber Money Market Fund

                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT

Investment Adviser. Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York, 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On May 31, 1999, Mitchell Hutchins was adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately $47.7 billion.

Advisory Fees. The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the annual rate of 0.50% of its average daily net assets.

DIVIDENDS AND TAXES

Dividends. The fund declares dividends daily and pays them monthly. The fund distributes any net short-term capital gain annually, but may make more frequent distributions if necessary to maintain its share price at $1.00.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have lower dividends than Class A shares.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

Taxes. The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

The fund expects that its dividends will be taxed primarily as ordinary income. The fund will tell you how you should treat its dividends for tax purposes. You will not recognize any gain or loss on the sale or exchange of your fund shares so long as the fund maintains a share price of $1.00.

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                         PaineWebber Money Market Fund

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends). The information in the financial highlights has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647-1568.

                                                                                        CLASS A
                                                             -------------------------------------------------------------
                                                                                  FOR THE YEARS ENDED
                                                             -------------------------------------------------------------
                                                                     FEBRUARY 28,             FEBRUARY 29,    FEBRUARY 28,
                                                             -----------------------------    ------------    ------------
                                                              1999       1998       1997         1996            1995
                                                             -------    -------    -------    ------------    ------------

Net asset value, beginning of year........................   $  1.00    $  1.00    $  1.00      $   1.00        $   1.00
                                                             -------    -------    -------      --------        --------
Net investment income.....................................     0.042      0.042      0.040         0.046           0.037
Dividends from net investment income......................    (0.042)    (0.042)    (0.040)       (0.046)         (0.037)
                                                             -------    -------    -------      --------        --------
Net asset value, end of year..............................   $  1.00    $  1.00    $  1.00      $   1.00        $   1.00
                                                             -------    -------    -------      --------        --------
                                                             -------    -------    -------      --------        --------
Total investment return(1)................................      4.32%      4.33%      4.11%         4.69%           3.95%
                                                             -------    -------    -------      --------        --------
                                                             -------    -------    -------      --------        --------
Ratios/Supplemental data:
Net assets, end of year (000's)...........................   $60,267    $12,983    $11,808      $ 23,735        $ 21,042
Expenses to average net assets............................      1.17%      1.41%      1.42%         1.31%           1.06%
Net investment income to average net assets...............      4.29%      4.29%      4.09%         4.68%           3.85%

------------

(1) Total investment return is calculated assuming a $1,000 investment in Fund shares on the first day of each year reported, reinvestment of all dividends and other distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results for each class would be lower if sales charges were included.

                                ---------------
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                                       14

--------------------------------------------------------------------------------
                         ------------------------------
                         PaineWebber Money Market Fund

                               FINANCIAL HIGHLIGHTS
                                    (Continued)
--------------------------------------------------------------------------------

                           CLASS B                                                          CLASS C
-------------------------------------------------------------    -------------------------------------------------------------
                     FOR THE YEARS ENDED                                              FOR THE YEARS ENDED
-------------------------------------------------------------    -------------------------------------------------------------
        FEBRUARY 28,             FEBRUARY 29,    FEBRUARY 28,            FEBRUARY 28,             FEBRUARY 29,    FEBRUARY 28,
-----------------------------    ------------    ------------    -----------------------------    ------------    ------------
 1999       1998       1997         1996            1995          1999       1998       1997         1996            1995
-------    -------    -------    ------------    ------------    -------    -------    -------    ------------    ------------

$  1.00      $1.00      $1.00         $1.00           $1.00        $1.00      $1.00      $1.00         $1.00           $1.00
-------    -------    -------      --------        --------      -------    -------    -------      --------        --------
  0.037      0.037      0.035         0.041           0.032        0.037      0.037      0.034         0.041           0.033
 (0.037)    (0.037)    (0.035)       (0.041)         (0.032)      (0.037)    (0.037)    (0.034)       (0.041)         (0.033)
-------    -------    -------      --------        --------      -------    -------    -------      --------        --------
$  1.00      $1.00      $1.00         $1.00           $1.00        $1.00      $1.00      $1.00         $1.00           $1.00
-------    -------    -------      --------        --------      -------    -------    -------      --------        --------
-------    -------    -------      --------        --------      -------    -------    -------      --------        --------
   3.79%      3.81%      3.60%         4.18%           3.41%        3.81%      3.78%      3.50%         4.14%           3.44%
-------    -------    -------      --------        --------      -------    -------    -------      --------        --------
-------    -------    -------      --------        --------      -------    -------    -------      --------        --------
$18,782    $14,715    $18,389       $26,592         $39,123      $12,962     $5,308     $5,504        $5,754         $16,137
   1.73%      1.90%      1.90%         1.79%           1.55%        1.70%      1.95%      1.99%         1.79%           1.55%
   3.75%      3.78%      3.55%         4.17%           3.46%        3.80%      3.76%      3.47%         4.27%           3.35%

                                ---------------
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                                       15

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                         ------------------------------
                         PaineWebber Money Market Fund

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund:

For a fee, by writing to or calling the SEC's Public Reference Room, Washington, D.C. 20549-6009
  Telephone: 1-800-SEC-0330

Free, from the SEC's Internet website at: http://www.sec.gov

                        PaineWebber Master Series, Inc.
                        -- PaineWebber Money Market Fund
                    Investment Company Act File No. 811-4448
                         *1999 PaineWebber Incorporated
                                ---------------
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